Exhibit 99.7

                                                                  EXECUTION COPY
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                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                      among

                         GOLDMAN SACHS MORTGAGE COMPANY,
                                   as Assignor

                          GS MORTGAGE SECURITIES CORP.,
                                   as Assignee

                                       and

                      COUNTRYWIDE HOME LOANS SERVICING, LP
                                   as Servicer

                                   Dated as of

                                  March 2, 2006




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                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


          ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated March 2, 2006 (this "Agreement"), among Goldman Sachs Mortgage Company ("Assignor"), GS Mortgage Securities Corp. ("Assignee") and Countrywide Home Loans Servicing LP ( the "Servicer").

          For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1.   Assignment, Assumption and Conveyance.

          The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans"), and (b) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of May 1, 2005 (the "Servicing Agreement"), by and between the Assignor, as owner (the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Trust Agreement (as defined below).

          The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 6.01(b) (relating to the Owner's right to terminate the Servicer), Section 4.09 (relating to the Owner's right to receive information from the Servicer) and Sections 13.13(i) and 13.15 (relating the Owner's obligation to execute certain confidentiality agreements) or (iv) any rights of the Assignor under the Commitment Letter, dated as of March 2, 2006 (the "Commitment Letter") between the Owner and the Servicer, which rights shall survive the execution and delivery of this Agreement.

          The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

          The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

          2.   Recognition of the Servicer.

          From and after the date hereof (the "Securitization Closing Date"), the Servicer shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Deutsche Bank National Trust Company, as trustee (including its successors in interest and any successor trustees under the Trust Agreement, the "Trustee"), of the GSAA Home Equity Trust 2006-4 (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Trust Agreement"), among the Assignee, the Trustee, U.S. Bank National Association, Deutsche Bank National Trust Company and JPMorgan Chase Bank, N.A., each as custodians and Wells Fargo Bank, N.A., as master servicer (including its successors in interest and any successor servicer under the Trust Agreement, the "Master Servicer") and as securities administrator. The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement,
(ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the applicable Purchase Agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6.03 of the related Purchase Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article 10 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage
Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

          3. Modifications of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

          (a) The second sentence of the second paragraph of Section 3.01 shall be amended by deleting the words "following the Business Day".

          (b)  A new section, Section 13.20, will be added immediately following
     Section 13.19 which shall read as follows:

               "Section 13.20 Third-Party Beneficiary. Wells Fargo Bank, N.A., as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of February 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, as trustee and as custodian, and JPMorgan Chase Bank, N.A., as a custodian, shall be considered a third-party beneficiary to Sections 4.04, 4.05, 4.06, 4.10 and 8.01(a)(i) (solely with respect to noncompliance under Sections 4.04, 4.05, 4.06 and 4.10 of this Agreement)."

          4.   Representations and Warranties of the Servicer.

          The Servicer warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

          (a) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

          (b) The Servicer has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement. The execution by the Servicer of this Agreement is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement have been duly authorized by all necessary corporate action on part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the

     Servicer in connection with the execution, delivery or performance by the Servicer of this Agreement or the consummation by it of the transaction contemplated hereby;

          (d) The Servicer shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

          (e) There is no action, suit, proceeding or investigation pending or threatened against the Servicer, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Servicer to perform its obligations under this Agreement or the Servicing Agreement, and the Servicer is solvent;

          (f) The Servicer has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate "paid through" data (assuming the correctness of all "paid through" data provided by the Assignor to the Servicer at the time the Servicer began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

          (g) Except as reflected in the "paid through" data delivered to the Assignor (assuming the correctness of all "paid through" data provided by the Assignor to the Servicer at the time the Servicer began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

          (h) To the Servicer's knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

          Pursuant to Section 13.13 of the Servicing Agreement, the Servicer hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article X of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

          5.   Representations and Warranties of the Assignor.

          The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

          (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

          (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

          (c) No Waiver. The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor.

          (d) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

          (e) High Cost. With respect to the Mortgage Loans, no Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(c), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

          (f) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

          (g) Qualified Mortgage Loan. Each Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended.

          (h) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

          (i) Prepayment Penalty. No subprime Mortgage Loan originated on or after October 1, 2002, will impose a prepayment penalty for a term in excess of three years after origination. Any Mortgage Loans originated prior to such date, and any non-subprime Mortgage Loans, will not impose prepayment penalties in excess of five years.

          (j) Manufactured Housing. To the Assignor's knowledge, with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of the Mortgage Loan.

          (k) Loan Limits. The original principal balance of each Loan Group 1 and Loan Group 3 Mortgage Loan is within Freddie Mac's dollar amount limits for conforming one- to four-family mortgage loans. No Group 1 or Group 3 Mortgage Loan contains a first lien mortgage that, at origination, exceeded the applicable loan limits specified below. The current limits are as follows:

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       Number of Units       Maximum Original Loan Amount of First Mortgage
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                           Continental United States     Alaska, Guam, Hawaii
                                or Puerto Rico            or Virgin Islands
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              1                     $417,000                    $625,500
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              2                     $533,850                    $800,775
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              3                     $645,300                    $967,950
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              4                     $801,950                  $1,202,925
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          6.   Recycling Representation for Seasoned Loans.

          The Assignor hereby represents and warrants to the Assignee that it currently operates or actively participates in an on-going and active program to make periodic purchases of mortgage loans, and/or issues and/or purchases securities or bonds supported by the mortgages, with a portion of the proceeds generated by such program or business being used to purchase mortgages made to borrowers who are (a)(i) low-income families living in low-income areas, and/or (ii) very low-income families. The Assignor agrees that Freddie Mac for a period of two (2) years following the date of this Agreement may contact the Assignor to confirm that it continues to operate or actively participate in the mortgage business and to obtain other nonproprietary information about the Assignor's activities that may assist Freddie Mac in completing its regulatory reporting requirements. The Assignor agrees to make reasonable efforts to provide such information to Freddie Mac.

          7. Remedies for Breach of Representations and Warranties of the Assignor.

          The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in
Section 4 hereof or in Section 1 of the Representations and Warranties Agreement, dated as of March 2, 2006, between the Assignor and Assignee (the "Representations and Warranties Agreement") that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in
Section 2 of the Representations and Warranties Agreement.

          8.   Miscellaneous.

          (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

          (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or the Servicer may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or the Servicer, respectively, hereunder.

          (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreements and the Servicing Agreement.

          (e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

          (f) In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          (g) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreements or the Servicing Agreement, as applicable.



                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                        GS MORTGAGE SECURITIES CORP.



                                        By:  /s/ Michelle Gill
                                             -----------------
                                             Name:  Michelle Gill
                                             Title: Vice President



                                        GOLDMAN SACHS MORTGAGE COMPANY, a
                                        New York limited partnership

                                        By: GOLDMAN SACHS REAL ESTATE FUNDING
                                        CORP., a New York corporation,
                                        as General Partner


                                        By:  /s/ Mark Weiss
                                             --------------
                                             Name:  Mark Weiss
                                             Title: Managing Director



                                        COUNTRYWIDE HOME LOANS SERVICING LP,
                                        a Texas limited artnership
                                        (Servicer)

                                        By: COUNTRYWIDE GP, INC., its general
                                        partner


                                        By:  /s/ Thomas P. Lin
                                             -----------------
                                             Name:  Thomas P. Lin
                                             Title: Senior Vice President




                         Conduit/Countrywide Step 1 AAR

                                   EXHIBIT A
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                             Mortgage Loan Schedule
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   [On File with the Securities Administrator as provided by the Depositor]







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